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                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT
                       PURSUANT TO SECTION 13 OR 15(d) OF
                       THE SECURITIES EXCHANGE ACT OF 1934

         Date of Report (Date of earliest event reported) April 16, 1999
                                                         ----------------
                        BENEDEK BROADCASTING CORPORATION
             (Exact Name of Registrant as Specified in Its Charter)

       DELAWARE                   33-78792                    13-2982954
   (State or Other        (Commission File Number)         (I.R.S. Employer
   Jurisdiction of                                       Identification Number)
Incorporation or Organization)

                                 100 PARK AVENUE
                               ROCKFORD, IL 61101
               (Address of Principal Executive Offices) (Zip Code)

              Telephone Number, Including Area Code (815) 987-5350




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ITEM 5.  OTHER EVENTS.

         On April 16, 1999, the Registrant announced its intention to commence a tender offer and consent solicitation for any and all of the $135 million in outstanding principal amount of its 11 7/8% Senior Secured Notes due 2005. Additional information about developments concerning the tender offer and consent solicitation are incorporated herein by this reference to the press release filed herewith as Exhibit 99.

ITEM 7.  FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS.

(c)      Exhibits.

         99       Press release, dated April 16, 1999.



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                                    SIGNATURE

         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                      BENEDEK BROADCASTING CORPORATION

April 16, 1999                        By:      /s/ Ronald L. Lindwall
                                         -------------------------------------
                                         Name:  Ronald L. Lindwall
                                         Title:  Senior Vice President-Finance



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                                INDEX TO EXHIBITS

EXHIBIT  DESCRIPTION

99       Press release, dated April 16, 1999



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